or on any obligation, shall constitute a waiver of SALLYPORT's right to proceed in any other form of action or proceeding or against any other party. The failure of SALLYPORT to enforce any of the provisions of this Guaranty at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to SALLYPORT by law or under any other instrument or agreement.

12. Time of Essence. Time is of the essence in the performance by Guarantor of each and every obligation under this Guaranty.

13. Financial Condition of Debtor. Guarantor is fully aware of the financial condition of Debtor and is executing and delivering this Guaranty at Debtor's request and based solely upon his own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement of SALLYPORT with respect thereto. Guarantor represents and warrants that he is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Debtor's financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting SALLYPORT to furnish to him any information now or hereafter in SALLYPORT's possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty, which risks Guarantor acknowledges including without limitation the possibility that Debtor will incur additional Indebtedness for which Guarantor will be liable hereunder after Debtor's financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Debtor. Guarantor shall have no right to require SALLYPORT to obtain or disclose any information with respect to the Indebtedness, the financial condition or character of Debtor, the existence of any collateral or security for any or all of the Indebtedness, the filing by or against Debtor of any bankruptcy or insolvency proceeding, the existence of any other guaranties of all or any part of the Indebtedness, any action or non-action on the part of SALLYPORT, Debtor, or any other person, or any other matter, fact, or occurrence.

14. Reports and Financial Statements of Guarantor. Guarantor shall, at its sole cost and expense, at any time and from time to time, prepare or cause to be prepared, and provide to SALLYPORT on SALLYPORT's request (a) such financial statements and reports concerning Guarantor for such periods of time as SALLYPORT may designate (which financial statements shall, if requested by SALLYPORT, be audited by certified public accountants acceptable to SALLYPORT), (b) any other information concerning Guarantor's business, financial condition or affairs as SALLYPORT may request, and (c) copies of any and all foreign, federal, state and local tax returns and reports of or relating to Guarantor as SALLYPORT may from time to time request. Guarantor hereby intentionally and knowingly waives any and all rights and privileges it may have not to divulge or deliver said tax returns, reports and other information which are requested by SALLYPORT hereunder or in any litigation in which SALLYPORT may be involved relating directly or indirectly to Debtor or to Guarantor. Guarantor further agrees immediately to give written notice to SALLYPORT of any adverse change in Guarantor's financial condition and of any condition or event, which constitutes an Event of Default under this Guaranty. All reports and information furnished to SALLYPORT hereunder shall be complete, accurate and correct in all respects. Whenever requested, Guarantor shall further deliver to SALLYPORT a certificate signed by Guarantor (and, if Guarantor is a partnership, by all general partners of Guarantor, in their individual capacities, and, if Guarantor is a corporation, by the president and secretary of

Initials: ____________

Guarantor, in their individual capacities) warranting and representing that all reports, financial statements and other documents and information delivered or caused to be delivered to SALLYPORT under this Guaranty, are complete, correct and thoroughly and accurately present the financial condition of Guarantor, and that there exists on the date of delivery of said certificate to SALLYPORT no condition or event which constitutes an Event of Default under this Guaranty.

15. Representations and Warranties. Guarantor hereby represents and warrants that (a) it is in Guarantor's direct interest to assist Debtor in procuring credit, because Debtor is an affiliate of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor, (b) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, and (c) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantor is a party or by which it or its assets are affected or bound.

16. Authority of Debtor's Representatives. If Debtor is a corporation, partnership or other entity, Guarantor hereby agrees that SALLYPORT shall have no obligation to inquire into the power or authority of Debtor or any of its officers, directors, partners, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of any such power or authority shall be included in the Indebtedness guaranteed hereby.

17. Integration. This Guaranty is the entire and only agreement between Guarantor and SALLYPORT with respect to the guaranty of the Indebtedness of Debtor by Guarantor, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby. No course of dealings between the parties, no usage of the trade, and no parole or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term or provision of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

18. Amendment. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Guarantor and a duly authorized officer of SALLYPORT.

19. Costs. Whether or not suit be instituted, Guarantor agrees to reimburse SALLYPORT on demand for all attorneys' fees and all other costs and expenses incurred by SALLYPORT in enforcing or defending claims relating to this Guaranty, or arising out of or relating in any way to this Guaranty, or in enforcing any of the Indebtedness against Debtor, Guarantor, or any other person, or in connection with any property of any kind securing all or any part of the Indebtedness. Without limiting the generality of the foregoing, and in addition thereto, Guarantor shall reimburse SALLYPORT on demand for all attorneys' fees and costs SALLYPORT incurs in any way relating to Guarantor, Debtor or the Indebtedness, in order to: obtain legal advice; enforce, defend or seek to enforce or defend any of its rights; commence, intervene in, respond to, or defend any action or proceeding; file, prosecute or defend any claim or cause of action in any action or proceeding (including without limitation any probate claim, bankruptcy claim, Avoidance Claim, third-party claim, secured creditor claim, reclamation complaint, and complaint for relief from any stay under the Bankruptcy Code or otherwise); protect, obtain possession of,

sell, lease, dispose of or otherwise enforce any security interest in or lien on any property of any kind securing any or all of the Indebtedness; or represent SALLYPORT in any litigation with respect to Debtor's or Guarantor's affairs. In the event either SALLYPORT or Guarantor files any lawsuit against the other predicated on a breach of this Guaranty or in any manner which relates to this Guaranty, the prevailing party in such action shall be entitled to recover its attorneys' fees and costs of suit from the non-prevailing party.

20. Successors and Assigns. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by SALLYPORT and its successors and assigns and shall be binding upon Guarantor and his heirs, executors, administrators, personal representatives, successors and assigns. Neither the death of Guarantor nor notice thereof to SALLYPORT shall terminate this Guaranty as to his estate, and, notwithstanding the death of Guarantor or notice thereof to SALLYPORT, this Guaranty shall continue in full force and effect with respect to all Indebtedness, including without limitation Indebtedness incurred or created after the death of Guarantor and notice thereof to SALLYPORT.

21. Notices. Any notice which a party shall be required or shall desire to give to the other hereunder shall be given by personal delivery or by depositing the same in the United States mail, first-class postage prepaid, addressed to SALLYPORT at its address set forth in the heading of this Guaranty and to Guarantor at his address set forth under his signature hereon, and such notices shall be deemed duly given on the date of personal delivery or 3 days after the date of mailing as aforesaid. SALLYPORT and Guarantor may change their address for purposes of receiving notices hereunder by giving written notice thereof to the other party in accordance herewith. Guarantor shall give SALLYPORT immediate written notice of any change in its address. Until a written notice of change in address is given as provided herein, the most recent address shall be the correct address for notice purposes hereunder.

22. Construction; Severability. If more than one person has executed this Guaranty, the term "Guarantor" as used herein shall be deemed to refer to all and any one or more such persons and their obligations hereunder shall be joint and several. Without limiting the generality of the foregoing, if more than one person has executed this Guaranty, this Guaranty shall in all respects be interpreted as though each person signing this Guaranty had signed a separate Guaranty, and references herein to "other guarantors" or words of similar effect shall include without limitation other persons signing this Guaranty. As used in this Guaranty, the term "property" is used in its most comprehensive sense and shall mean all property of every kind and nature whatsoever, including without limitation real property, personal property, mixed property, tangible property and intangible property. Words used herein in the masculine gender shall include the neuter and feminine gender, words used herein in the neuter gender shall include the masculine and feminine, words used herein in the singular shall include the plural and words used in the plural shall include the singular, wherever the context so reasonably requires. If any provision of this Guaranty or the application thereof to any party or circumstance is held invalid, void, inoperative or unenforceable, the remainder of this Guaranty and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

23. Paragraph Headings. Paragraph headings are used herein for convenience only. Guarantor acknowledges that the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

Initials: ______________

24. Governing Law; Venue and Jurisdiction. This Guaranty and all acts and transactions pursuant or relating hereto and all rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws of the State of Texas. In order to induce SALLYPORT to accept this Guaranty, and as a material part of the consideration therefor, Guarantor (i) agrees that all actions or proceedings relating directly or indirectly hereto shall, at the option of SALLYPORT, be litigated in courts located within Harris County, Texas, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Guarantor may have to transfer or change the venue of any such action or proceeding.

25. Security. This Guaranty is secured by the following: ________.

26. Receipt of Copy. Guarantor acknowledges receipt of a copy of this Guaranty.

27. Waiver of Right to Jury Trial. To the fullest extent permitted by applicable law, SALLYPORT and Guarantor each hereby irrevocably and expressly waive the right to trial by jury in any action or proceeding, or counterclaim (whether based upon contract, tort, or otherwise) based upon, arising out of, or in any way relating to: (i) this Guaranty; (ii) the obligations or any of the transactions contemplated hereby or thereby or the parties' actions in the negotiation, administration, or enforcement hereof or thereof; (iii) any other present or future instrument or agreement between SALLYPORT and Guarantor; or (iv) any conduct, acts or omissions of SALLYPORT or Guarantor or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with SALLYPORT or Guarantor. Guarantor acknowledges that such waiver is made with full knowledge and understanding of the nature of the rights and benefits waived hereby, and with the benefit of advice of counsel of its choosing.

[Signatures on the following page]

GUARANTOR FURTHER REPRESENTS THAT THEY HAVE HAD THE OPPORTUNITY TO REVIEW THIS AGREEMENT WITH INDEPENDANT LEGAL COUNSEL OR OTHER PROFESSIONALS. GUARANTOR KNOWINGLY AND VOLUNTARILY ENTERS INTO THIS AGREEMENT FOLLOWING THE OPPORTUNITY TO SEEK ASSISTNACE, REVIEW OR CONSULTATION WITH LEGAL COUNSEL.

Initials: ________________

DATED: 14 August 2014

GUARANTOR SIGNATURE

Banjo & Matilda, Pty. Ltd

Name of Guarantor

By: Brendan Macpherson

Its:

Title President / CEO

WITNESS:

Johnson Huang

Address:

Telephone number: